                                                                Exhibit 10.5

                            SCHEDULE TO EXHIBIT 10.5
                 SERIES A PREFERRED STOCK SUBSCRIPTION AGREEMENT


                                      Number of Shares of
Name of Subscriber                  Series A Subscribed for
--------------------                -----------------------
Goldberg, Joshua R.                           18,620
Goodman, Karen                                 3,990
Harrison, Edward D.                            6,650
Harrison, Gilbert                             22,610
Kestenbaum, Richard                           18,620
Kisky School                                 133,000
Leeds, Laurence                               99,750
Lyons, Jerry                                  19,950
Pappel, Jeffrey                               33,250
Smith, William M.                             13,300
Sperduto, Vito A.                              9,310
Traub, Marvin                                  6,650
Treuille, Antoine G.                          13,300

TOTAL                                        399,000